Other intangible assets	12 Months Ended
Dec. 31, 2023
Other intangible assets
20 Other intangible assets
	2023			2022
end of	Gross carrying amount	Accumu- lated amorti- zation	Net carrying amount	Gross carrying amount	Accumu- lated amorti- zation	Net carrying amount
Other intangible assets (CHF million)
Trade names/trademarks	27	(23)	4	25	(25)	0
Client relationships	19	(2)	17	29	(9)	20
Other	6	(3)	3	5	(3)	2
Total amortizing other intangible assets	52	(28)	24	59	(37)	22
Non-amortizing other intangible assets	298	–	298	430	–	430
of which mortgage servicing rights, at fair value	305	–	305	403	–	403
Total other intangible assets	350	(28)	322	489	(37)	452
Additional information
in	2023	2022	2021
Aggregate amortization and impairment (CHF million)
Aggregate amortization	3	4	8
Impairment	28	0	0
Estimated amortization
Estimated amortization (CHF million)
2024	1
2025	1
2026	1
2027	1
2028	2